Income Taxes	3 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company follows the provisions of the accounting guidance on accounting for income taxes which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided to reduce the deferred tax asset to a level which, more likely than not, will be realized.

The benefit for income taxes is comprised of the following components:

	For the Three Months Ended December 31,
	2021	2020
Current:
Federal	$—	$—
State	—	—
Total current	—	—
Deferred:
Federal	(79)	—
State	(30)	—
Total deferred	(109)	—
Total income tax benefit	$(109)	$—
The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. A reconciliation of the statutory U.S. federal income tax rate to the Company’s effective tax rate is as follows:

	For the Three Months Ended December 31,
	2021	2020
Tax at federal statutory rate	21.00%	(21.00)%
State and local tax	(4.57)%	—%
Foreign rate differential	(2.35)%	—%
Warrant liability	(345.17)%	—%
Transaction costs	7.82%	—%
Prior year adjustments	(50.96)%	—%
Change in valuation allowance	358.15%	21.68%
Other	(0.28)%	(0.68)%
Effective tax rate	(16.36)%	0.00%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets were as follows:

	As of December 31, 2021	As of September 30, 2021
Deferred tax assets:
Net operating loss carryforwards	$15,882	$13,668
Stock-based compensation	1,654	2,136
Research and development credits	222	205
Operating right-of-use asset	(188)	—
Operating lease liability	188	—
Other	96	184
Total deferred tax assets	17,854	16,193

Deferred tax liabilities:
Property and equipment	(286)	(405)
481(a) Adjustment	(193)	(368)
Amortization of intangibles	(2,371)	(3,148)
Total deferred tax liabilities	(2,850)	(3,921)
Total gross deferred tax assets/(liabilities)	15,004	12,272

Less: Valuation allowance	(15,148)	(12,467)
Deferred tax assets/(liabilities), net of valuation allowance	$(144)	$(195)

As of December 31, 2021, the Company has a valuation allowance of approximately $15,148 against the net deferred tax assets, for which realization cannot be considered more likely than not at this time. In assessing the need for a valuation allowance, the Company considers all positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and past financial performance. As of December 31,
2021 and September 30, 2021, based upon the consideration of such evidence, management believes a full valuation allowance against net deferred tax assets is warranted.

The valuation allowance recorded by the Company as of December 31, 2021 resulted from the uncertainties of the future utilization of deferred tax assets relating primarily to net operating loss (“NOL”) carryforwards for federal and state income tax purposes. Realization of the NOL carryforwards is contingent on future taxable earnings. The deferred tax asset was reviewed for expected utilization using a “more likely than not” approach by assessing the available positive and negative evidence surrounding its recoverability. Accordingly, a full valuation allowance continues to be recorded against the Company’s deferred tax assets, as it was determined based upon past and projected future losses that it was “more likely than not” that the Company’s deferred tax assets would not be realized.
As of December 31, 2021, the Company has a net deferred tax liability, due to what is referred to as a “naked credit.” The naked credit exist when a deferred tax liability can only be offset up to 80% by NOLs generated after 2018, as well as NOLs available after consideration of IRC Section 382 limitation. The remaining portion that cannot be used remains as a liability. In future years, if the deferred tax assets are determined by management to be “more likely than not” to be realized, the recognized tax benefits relating to the reversal of the valuation allowance as of December 31, 2021 will be recorded. The Company will continue to assess and evaluate strategies that will enable the deferred tax asset, or portion thereof, to be utilized, and will reduce the valuation allowance appropriately as such time when it is determined that the “more likely than not” criteria is satisfied.

Further, as of December 31, 2021, the Company has approximately $56,700 of federal and $60,300 of state and local NOL carryforwards. The federal, state and city NOLs begin to expire in the year 2035. Federal NOLs for tax year 2018 and beyond do not expire. The Company has approximately $42,700 of federal NOLs with an indefinite life.

Sections 382 and 383 of the Internal Revenue Code of 1986 subject the future utilization of net operating losses and certain other tax attributes, such as research and experimental tax credits, to an annual limitation in the event of certain ownership changes, as defined. The Company has undergone an ownership change study and has determined multiple "changes in ownership" as defined by IRC Section 382 of the Internal Revenue Code of 1986, did occur in December 2017, February 2018, and May 2021.

Based on the Company having undergone multiple ownership changes throughout its history, limited NOLs are subject to limitation at varying rates each year. Of the Company’s approximately $56,700 of total federal NOLs, approximately $24,000 of the Company’s NOL carryforwards are subject to limitation. In addition, approximately $1,500 of NOLs and $112 of research & development credits are expected to expire unused. The deferred tax assets associated with these attributes that are expected to expire without utilization have not been included within the deferred tax asset table or discussion above. There are approximately $32,700 of NOLs available to offset taxable income as of December 31, 2021. NOLs will continue to become available through December 31, 2037.

The Company recognizes tax liabilities when, despite its belief that its tax return positions are supportable, the Company believes that certain positions may not be fully sustained upon review by tax authorities. Each period the Company assesses uncertain tax positions for recognition, measurement and effective settlement. Benefits from uncertain tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Where the Company has determined that its tax return filing position does not satisfy the more-likely-than-not recognition threshold, the Company has recorded no tax benefits. As of December 31, 2021, the Company has no unrecognized tax benefits.

The Company files tax returns in the U.S. federal and various state and local jurisdictions and is subject to examination by tax authorities. The Company has reported net operating losses dating back to inception. When a taxpayer applies a net operating loss, the IRS may examine records and other evidence from the year when the loss occurred, even when it is outside the three-year statute of limitations. Thus, the Company is subject to U.S. federal income tax examinations for all years.